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                                                                    EXHIBIT 99.2

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the accompanying Transition Report of Varian Medical Systems, Inc. (the "Company"), on Form 11-K for the transition period from September 28, 2002 to December 31, 2002 (the "Report"), I, Elisha W. Finney, Vice President, Finance and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of the written statement required by Section 906 has been provided to Varian Medical Systems, Inc. and will be retained by Varian Medical Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: June 27, 2003                        /S/ ELISHA W. FINNEY
                                            ------------------------------------
                                                      Elisha W. Finney
                                                Vice President, Finance, and
                                                   Chief Financial Officer